Lincoln Financial Group®

You're In Charge®

Statistical Supplement

First Quarter 2018

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America Merrill Lynch	Jay Cohen				646-855-5716
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-4630
Deutsche Bank	Joshua Shanker				212-250-7127
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
UBS	John Nadel				212-713-4299
Wells Fargo	Sean Dargan				212-214-1416

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of May 2nd, 2018
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at adjusted income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
▪ Changes in the fair value of equity securities
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

We use our prevailing federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year net flows have been restated to conform to the current year presentation, which has been modified to be consistent across our business segments.

Statistical Supplement is Dated
The financial data in this document is dated May 2, 2018, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Revenues
Insurance premiums	$807	$801	$774	$874	$777	-3.7%
Fee income	1,354	1,393	1,401	1,471	1,456	7.5%
Net investment income	1,238	1,262	1,239	1,252	1,233	-0.4%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(4)	(4)	(8)	(2)	(2)	50.0%
Realized gain (loss), excluding OTTI	(35)	(6)	(48)	(63)	14	134.3%
Total realized gain (loss)	(39)	(10)	(56)	(65)	12	130.8%
Amortization of deferred gains on business
sold through reinsurance	18	4	-	-	-	-100.0%
Other revenues	122	127	153	137	131	7.4%
Total revenues	3,500	3,577	3,511	3,669	3,609	3.1%

Expenses
Interest credited	647	646	647	650	653	0.9%
Benefits	1,290	1,287	1,261	1,321	1,358	5.3%
Commissions and other expenses	1,015	1,034	1,020	1,108	1,057	4.1%
Interest and debt expense	64	63	63	63	91	42.2%
Strategic digitization expense	9	14	10	10	15	66.7%
Impairment of intangibles	-	-	-	905	-	NM
Total expenses	3,025	3,044	3,001	4,057	3,174	4.9%
Income (loss) from continuing operations before taxes	475	533	510	(388)	435	-8.4%
Federal income tax expense (benefit)	40	122	92	(1,204)	68	70.0%
Net income (loss)	435	411	418	816	367	-15.6%
Adjustment for LNC stock units in our
deferred compensation plans	-	1	-	2	(2)	NM
Net income (loss) available to common
stockholders – diluted	$435	$412	$418	$818	$365	-16.1%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.89	$1.81	$1.87	$3.67	$1.64	-13.2%

ROE, including AOCI
Net income (loss)	11.8%	10.6%	10.3%	19.4%	8.8%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$79,841	$81,598	$82,319	$83,190	$80,680	1.1%
U.S. government bonds	576	578	574	567	401	-30.4%
Foreign government bonds	456	455	455	451	440	-3.5%
Mortgage-backed securities	4,008	4,028	4,037	4,065	4,037	0.7%
Asset-backed collateralized debt obligations	776	703	694	808	875	12.8%
State and municipal bonds	4,826	5,010	5,049	5,119	5,000	3.6%
Hybrid and redeemable preferred securities	619	642	639	640	626	1.1%
AFS Equity securities	276	275	302	246	-	-100.0%
Total AFS securities	91,378	93,289	94,069	95,086	92,059	0.7%
Trading securities	1,703	1,678	1,665	1,620	1,553	-8.8%
Equity securities	-	-	-	-	112	NM
Mortgage loans on real estate	10,001	10,023	10,382	10,762	11,047	10.5%
Real estate	24	23	11	11	11	-54.2%
Policy loans	2,432	2,416	2,417	2,399	2,389	-1.8%
Derivative investments	991	1,054	960	915	827	-16.5%
Other investments	2,104	2,156	2,210	2,296	2,049	-2.6%
Total investments	108,633	110,639	111,714	113,089	110,047	1.3%
Cash and invested cash	1,923	1,978	1,965	1,628	2,257	17.4%
DAC and VOBA	9,030	8,555	8,543	8,403	9,289	2.9%
Premiums and fees receivable	465	365	370	396	480	3.2%
Accrued investment income	1,124	1,082	1,137	1,078	1,137	1.2%
Reinsurance recoverables	5,333	5,228	5,062	4,907	5,009	-6.1%
Funds withheld reinsurance assets	610	607	602	593	576	-5.6%
Goodwill	2,273	2,273	2,273	1,368	1,368	-39.8%
Other assets	5,119	5,099	5,507	6,082	6,313	23.3%
Separate account assets	132,958	135,825	139,612	144,219	142,761	7.4%
Total assets	$267,468	$271,651	$276,785	$281,763	$279,237	4.4%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$22,202	$22,293	$22,547	$22,887	$22,923	3.2%
Other contract holder funds	79,078	79,216	79,623	80,209	80,710	2.1%
Short-term debt	200	450	450	450	250	25.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	865	865	865	865	865	0.0%
Financial	4,268	4,036	4,035	4,029	4,783	12.1%
Reinsurance related embedded derivatives	50	53	63	57	34	-32.0%
Funds withheld reinsurance liabilities	1,961	1,862	1,807	1,761	1,726	-12.0%
Deferred gain on business sold through reinsurance	6	2	2	1	1	-83.3%
Payables for collateral on investments	5,086	4,952	4,968	4,417	4,265	-16.1%
Other liabilities	5,821	6,101	6,499	5,546	4,934	-15.2%
Separate account liabilities	132,958	135,825	139,612	144,219	142,761	7.4%
Total liabilities	252,495	255,655	260,471	264,441	263,252	4.3%

Stockholders’ Equity
Common stock	5,839	5,774	5,717	5,693	5,700	-2.4%
Retained earnings	7,287	7,511	7,738	8,399	8,052	10.5%
AOCI:
Unrealized investment gains (losses)	2,139	3,003	3,149	3,501	2,533	18.4%
Foreign currency translation adjustment	(25)	(20)	(16)	(14)	(9)	64.0%
Funded status of employee benefit plans	(267)	(272)	(274)	(257)	(291)	-9.0%
Total AOCI	1,847	2,711	2,859	3,230	2,233	20.9%
Total stockholders’ equity	14,973	15,996	16,314	17,322	15,985	6.8%
Total liabilities and stockholders’ equity	$267,468	$271,651	$276,785	$281,763	$279,237	4.4%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Income (Loss)
Net income (loss)	$435	$411	$418	$816	$367	-15.6%
Pre-tax adjusted income (loss) from operations	485	544	566	581	512	5.6%
After-tax adjusted income (loss) from operations (1)	442	419	454	440	441	-0.2%
Adjusted operating tax rate	8.9%	23.0%	19.8%	24.3%	13.9%

Average Stockholders’ Equity
Average equity, including AOCI	$14,725	$15,485	$16,155	$16,818	$16,653	13.1%
Average AOCI	1,706	2,279	2,785	3,044	3,052	78.9%
Average equity, excluding AOCI	$13,019	$13,206	$13,370	$13,774	$13,601	4.5%

ROE, excluding AOCI
Net income (loss)	13.4%	12.4%	12.5%	23.7%	10.8%
Adjusted income (loss) from operations	13.6%	12.7%	13.6%	12.8%	13.0%

Per Share
Net income (loss) (diluted)	$1.89	$1.81	$1.87	$3.67	$1.64	-13.2%
Adjusted income (loss) from operations (diluted)	1.92	1.85	2.03	1.98	1.97	2.6%
Dividends declared during the period	0.29	0.29	0.29	0.33	0.33	13.8%

Book value, including AOCI	$66.58	$71.98	$74.31	$79.43	$73.09	9.8%
Per share impact of AOCI	8.21	12.20	13.02	14.81	10.21	24.4%
Book value, excluding AOCI	$58.37	$59.78	$61.29	$64.62	$62.88	7.7%

Shares
Repurchased during the period	2.9	3.0	2.8	1.7	-	-100.0%
End-of-period – basic	224.9	222.2	219.5	218.1	218.7	-2.8%
End-of-period – diluted	228.9	226.0	222.7	221.3	222.4	-2.8%
Average for the period – diluted	230.1	227.3	223.9	221.9	222.3	-3.4%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change

Cash Returned to Common Stockholders
Shares repurchased	$200	$200	$200	$125	$-	-100.0%
Common dividends	66	65	64	64	72	9.1%
Total cash returned to common stockholders	$266	$265	$264	$189	$72	-72.9%

Leverage Ratio
Short-term debt	$200	$450	$450	$450	$250	25.0%
Long-term debt	5,133	4,901	4,900	4,894	5,648	10.0%
Total debt (1)	5,333	5,351	5,350	5,344	5,898	10.6%
Less:
Operating debt (2)	865	865	865	865	865	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges	246	263	261	254	200	-18.7%
Total numerator	$3,920	$3,921	$3,922	$3,923	$4,531	15.6%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$12,834	$12,993	$13,165	$13,821	$13,452	4.8%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	3,920	3,921	3,922	3,923	4,531	15.6%
Total denominator	$17,056	$17,216	$17,389	$18,046	$18,285	7.2%

Leverage ratio	23.0%	22.8%	22.6%	21.7%	24.8%

Holding Company Available Liquidity	$551	$523	$569	$605	$1,063	92.9%

(1) Excludes obligations under capital leases of $276 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$280	$310	$350	$333	$313	11.8%
Retirement Plan Services	48	50	48	57	48	0.0%
Life Insurance	187	194	175	223	172	-8.0%
Group Protection	11	53	63	31	37	236.4%
Other Operations	(41)	(63)	(70)	(63)	(58)	-41.5%
Adjusted income (loss) from operations, before
income taxes	$485	$544	$566	$581	$512	5.6%

Income (Loss) from Operations, After-Tax
Annuities	$281	$251	$277	$265	$267	-5.0%
Retirement Plan Services	37	37	35	41	43	16.2%
Life Insurance	130	133	121	152	144	10.8%
Group Protection	7	35	41	20	29	NM
Other Operations	(13)	(37)	(20)	(38)	(42)	NM
Adjusted income (loss) from operations	$442	$419	$454	$440	$441	-0.2%

	For the Three Months Ended						For the Trailing Twelve Months
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change	3/31/17	3/31/18	Change
Sources of Earnings, Pre-Tax
Investment spread	$172	$186	$188	$202	$161	-6.4%	$736	$739	0.4%
Mortality/morbidity	115	158	156	156	132	14.8%	559	603	7.9%
Fees on AUM	209	230	280	249	247	18.2%	872	1,005	15.3%
VA riders	30	33	12	37	30	0.0%	137	112	-18.2%
Total sources of earnings, before income taxes	526	607	636	644	570	8.4%	2,304	2,459	6.7%
Other Operations	(41)	(63)	(70)	(63)	(58)	-41.5%	(224)	(256)	-14.3%
Adjusted income (loss) from operations, before
income taxes	$485	$544	$566	$581	$512	5.6%	$2,080	$2,203	5.9%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	32.5%	30.7%	29.6%	31.4%	28.2%		31.9%	30.0%
Mortality/morbidity	21.9%	26.0%	24.6%	24.2%	23.1%		24.3%	24.5%
Fees on AUM	39.9%	37.8%	43.9%	38.6%	43.4%		37.9%	40.9%
VA riders	5.7%	5.5%	1.9%	5.8%	5.3%		5.9%	4.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Annuities
Operating revenues	$1,061	$1,076	$1,073	$1,167	$1,073	1.1%
Deposits	2,016	1,991	1,916	2,787	2,526	25.3%
Net flows	(757)	(887)	(841)	(222)	(606)	19.9%
Average account values	127,644	130,321	132,304	135,417	138,290	8.3%

Retirement Plan Services
Operating revenues	$282	$290	$291	$302	$292	3.5%
Deposits	2,252	1,978	1,908	2,426	2,360	4.8%
Net flows	141	421	442	440	463	228.4%
Average account values	59,530	61,728	63,665	66,212	68,249	14.6%

Life Insurance
Operating revenues	$1,606	$1,655	$1,614	$1,684	$1,660	3.4%
Deposits	1,414	1,543	1,462	1,896	1,534	8.5%
Net flows	924	1,101	1,064	1,443	1,076	16.5%
Average account values	46,147	46,842	47,547	48,481	49,165	6.5%
Average in-force face amount	695,759	701,592	708,148	715,924	722,585	3.9%

Group Protection
Operating revenues	$541	$541	$564	$554	$553	2.2%
Non-medical earned premiums	495	494	500	509	508	2.6%

Consolidated
Adjusted operating revenues (1)	$3,578	$3,629	$3,607	$3,775	$3,645	1.9%
Deposits	5,682	5,512	5,286	7,109	6,420	13.0%
Net flows	308	635	665	1,661	933	202.9%
Average account values	233,321	238,891	243,516	250,110	255,704	9.6%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Sales
Annuities:
With guaranteed living benefits	$905	$1,007	$959	$1,504	$1,447	59.9%
Without guaranteed living benefits	549	607	573	638	587	6.9%
Variable	1,454	1,614	1,532	2,142	2,034	39.9%
Fixed	562	377	384	645	492	-12.5%
Total Annuities	$2,016	$1,991	$1,916	$2,787	$2,526	25.3%

Retirement Plan Services:
First-year sales	$800	$737	$672	$1,166	$800	0.0%
Recurring deposits	1,452	1,241	1,236	1,260	1,560	7.4%
Total Retirement Plan Services	$2,252	$1,978	$1,908	$2,426	$2,360	4.8%

Life Insurance:
UL	$17	$14	$10	$11	$10	-41.2%
MoneyGuard®	60	80	65	64	56	-6.7%
IUL	18	16	19	17	14	-22.2%
VUL	36	50	45	63	58	61.1%
Term	27	28	29	30	25	-7.4%
Total individual life insurance	158	188	168	185	163	3.2%
Executive Benefits	23	9	10	57	10	-56.5%
Total Life Insurance	$181	$197	$178	$242	$173	-4.4%

Group Protection:
Life	$23	$28	$33	$95	$23	0.0%
Disability	23	32	35	108	21	-8.7%
Dental	11	28	26	62	11	0.0%
Total Group Protection	$57	$88	$94	$265	$55	-3.5%
Percent employee-paid	53.3%	40.7%	44.7%	48.0%	53.4%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Operating Revenues
Annuities	$1,061	$1,076	$1,073	$1,167	$1,073	1.1%
Retirement Plan Services	282	290	291	302	292	3.5%
Life Insurance	1,606	1,655	1,614	1,684	1,660	3.4%
Group Protection	541	541	564	554	553	2.2%
Other Operations	88	67	65	68	67	-23.9%
Total adjusted operating revenues	$3,578	$3,629	$3,607	$3,775	$3,645	1.9%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$112	$120	$114	$121	$116	3.6%
Retirement Plan Services	75	79	77	80	76	1.3%
Life Insurance	120	126	125	133	118	-1.7%
Group Protection	73	77	85	90	80	9.6%
Other Operations	22	26	29	31	28	27.3%
Total	$402	$428	$430	$455	$418	4.0%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.6%	11.1%	10.6%	10.3%	10.8%
Retirement Plan Services	26.6%	27.2%	26.5%	26.5%	25.9%
Life Insurance	7.5%	7.6%	7.8%	7.9%	7.1%
Group Protection	13.4%	14.2%	15.1%	16.2%	14.5%
Other Operations	24.8%	40.8%	42.1%	47.7%	42.0%
Total	11.2%	11.8%	11.9%	12.1%	11.5%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$446	$475	$479	$519	$460	3.1%
Commissions	555	576	555	623	596	7.4%
Taxes, licenses and fees	70	64	57	60	78	11.4%
Interest and debt expense	64	63	63	63	68	6.3%
Expenses associated with reserve financing
and unrelated letters of credit	21	21	20	21	20	-4.8%
Total adjusted operating commissions and other
expenses incurred	1,156	1,199	1,174	1,286	1,222	5.7%

Less Amounts Capitalized
General and administrative expenses	(44)	(47)	(49)	(64)	(42)	4.5%
Commissions	(261)	(280)	(254)	(308)	(289)	-10.7%
Taxes, licenses and fees	(11)	(11)	(10)	(16)	(11)	0.0%
Total amounts capitalized	(316)	(338)	(313)	(388)	(342)	-8.2%
Total expenses incurred, net of amounts
capitalized, excluding amortization	840	861	861	898	880	4.8%

Amortization
Amortization of DAC and VOBA	237	243	220	275	258	8.9%
Amortization of intangibles	1	1	1	1	1	0.0%
Total amortization	238	244	221	276	259	8.8%
Total adjusted operating commissions and
other expenses	$1,078	$1,105	$1,082	$1,174	$1,139	5.7%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Annuities
Earned rate on reserves	4.06%	3.99%	3.94%	3.93%	3.87%	(19)
Variable investment income on reserves (1)	0.11%	0.20%	0.33%	0.31%	0.08%	(3)
Net investment income yield on reserves	4.17%	4.19%	4.27%	4.24%	3.95%	(22)
Interest rate credited to contract holders	2.43%	2.37%	2.29%	2.27%	2.32%	(11)
Interest rate spread	1.74%	1.82%	1.98%	1.97%	1.63%	(11)
Base spreads excluding variable investment income	1.63%	1.62%	1.65%	1.66%	1.55%	(8)

Retirement Plan Services
Earned rate on reserves	4.37%	4.30%	4.31%	4.33%	4.28%	(9)
Variable investment income on reserves (1)	0.08%	0.17%	0.15%	0.33%	0.09%	1
Net investment income yield on reserves	4.45%	4.47%	4.46%	4.66%	4.37%	(8)
Interest rate credited to contract holders	2.93%	2.91%	2.93%	2.91%	2.90%	(3)
Interest rate spread	1.52%	1.56%	1.53%	1.75%	1.47%	(5)
Base spreads excluding variable investment income	1.44%	1.39%	1.38%	1.42%	1.38%	(6)

Life Insurance – Interest-Sensitive
Earned rate on reserves	5.11%	5.05%	5.06%	5.06%	4.98%	(13)
Variable investment income on reserves (1)	0.34%	0.44%	0.27%	0.27%	0.27%	(7)
Net investment income yield on reserves	5.45%	5.49%	5.33%	5.33%	5.25%	(20)
Interest rate credited to contract holders	3.85%	3.82%	3.83%	3.87%	3.83%	(2)
Interest rate spread	1.60%	1.67%	1.50%	1.46%	1.42%	(18)
Base spreads excluding variable investment income	1.26%	1.23%	1.23%	1.19%	1.15%	(11)

Total (2)
Earned rate (3)	4.61%	4.57%	4.52%	4.53%	4.50%	(11)
Variable investment income (1) (3)	0.26%	0.35%	0.28%	0.29%	0.23%	(3)
Net investment income yield (3)	4.87%	4.92%	4.80%	4.82%	4.73%	(14)
Interest rate credited to contract holders	3.26%	3.22%	3.19%	3.21%	3.20%	(6)
Interest rate spread	1.61%	1.70%	1.61%	1.61%	1.53%	(8)
Base spreads excluding variable investment income	1.35%	1.35%	1.33%	1.32%	1.30%	(5)
(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$124	$106	$82	$162	$70	-43.5%
Fee income	533	553	574	585	586	9.9%
Net investment income	256	263	260	258	249	-2.7%
Operating realized gain (loss)	45	45	44	44	48	6.7%
Other revenues	103	109	113	118	120	16.5%
Total operating revenues	1,061	1,076	1,073	1,167	1,073	1.1%
Operating expenses:
Interest credited	147	145	145	144	148	0.7%
Benefits	193	174	135	224	145	-24.9%
Commissions incurred	224	222	216	254	244	8.9%
Other expenses incurred	213	224	220	234	232	8.9%
Amounts capitalized	(97)	(98)	(90)	(126)	(120)	-23.7%
Amortization	101	99	97	104	111	9.9%
Total operating expenses	781	766	723	834	760	-2.7%
Income (loss) from operations before taxes	280	310	350	333	313	11.8%
Federal income tax expense (benefit)	(1)	59	73	68	46	NM
Income (loss) from operations	$281	$251	$277	$265	$267	-5.0%

Effective Federal Income Tax Rate	-0.4%	19.2%	20.8%	20.3%	14.7%

Average Equity, Excluding Goodwill and AOCI	$4,575	$4,769	$4,982	$5,093	$4,954	8.3%

ROE, Excluding Goodwill and AOCI	24.6%	21.0%	22.3%	20.9%	21.6%

Return on Average Account Values	88	77	84	78	77	(11)

Account Values
Variable annuity account values:
Average	$108,337	$110,832	$112,888	$115,981	$118,782	9.6%
End-of-period	109,475	111,570	114,270	117,479	116,172	6.1%
Fixed annuity account values:
Average	19,307	19,489	19,416	19,436	19,508	1.0%
End-of-period	19,455	19,459	19,394	19,537	19,457	0.0%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$59	$62	$63	$64	$64	8.5%
Net investment income	218	224	223	233	222	1.8%
Other revenues	5	4	5	5	6	20.0%
Total operating revenues	282	290	291	302	292	3.5%
Operating expenses:
Interest credited	132	134	136	136	137	3.8%
Benefits	-	-	-	-	-	NM
Commissions incurred	19	19	19	20	19	0.0%
Other expenses incurred	85	89	86	89	85	0.0%
Amounts capitalized	(8)	(8)	(6)	(7)	(4)	50.0%
Amortization	6	6	8	7	7	16.7%
Total operating expenses	234	240	243	245	244	4.3%
Income (loss) from operations before taxes	48	50	48	57	48	0.0%
Federal income tax expense (benefit)	11	13	13	16	5	-54.5%
Income (loss) from operations	$37	$37	$35	$41	$43	16.2%

Effective Federal Income Tax Rate	22.4%	27.5%	27.9%	28.5%	11.4%

Average Equity, Excluding Goodwill and AOCI	$1,191	$1,218	$1,218	$1,227	$1,312	10.2%

ROE, Excluding Goodwill and AOCI	12.5%	12.0%	11.5%	13.3%	13.0%

Pre-tax Net Margin	31.9%	32.2%	31.3%	34.4%	31.0%

Return on Average Account Values	25	24	22	25	25	-

Net Flows by Market
Small Market	(367)	137	183	279	(79)	78.5%
Mid - Large Market	749	536	503	455	834	11.3%
Multi-Fund® and Other	(241)	(252)	(244)	(294)	(292)	-21.2%

Net Flows – Trailing Twelve Months	$694	$1,089	$1,412	$1,444	$1,766	154.5%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$185	$199	$191	$199	$196	5.9%
Fee income	760	778	764	821	805	5.9%
Net investment income	658	672	655	659	658	0.0%
Operating realized gain (loss)	(4)	(3)	(3)	(3)	(1)	75.0%
Other revenues	7	9	7	8	2	-71.4%
Total operating revenues	1,606	1,655	1,614	1,684	1,660	3.4%
Operating expenses:
Interest credited	349	349	350	355	354	1.4%
Benefits	797	807	808	779	849	6.5%
Commissions incurred	174	190	176	193	180	3.4%
Other expenses incurred	201	209	205	216	201	0.0%
Amounts capitalized	(199)	(219)	(201)	(228)	(204)	-2.5%
Amortization	97	125	101	146	108	11.3%
Total operating expenses	1,419	1,461	1,439	1,461	1,488	4.9%
Income (loss) from operations before taxes	187	194	175	223	172	-8.0%
Federal income tax expense (benefit)	57	61	54	71	28	-50.9%
Income (loss) from operations	$130	$133	$121	$152	$144	10.8%

Effective Federal Income Tax Rate	30.3%	31.6%	30.8%	32.0%	16.2%

Average Equity, Excluding Goodwill and AOCI	$6,581	$6,762	$6,798	$6,804	$7,826	18.9%

ROE, Excluding Goodwill and AOCI	7.9%	7.9%	7.1%	8.9%	7.4%

Average Account Values	$46,147	$46,842	$47,547	$48,481	$49,165	6.5%

In-Force Face Amount
UL and other	$337,338	$337,971	$338,753	$341,044	$340,862	1.0%
Term insurance	361,247	366,628	372,943	379,108	384,154	6.3%
Total in-force face amount	$698,585	$704,599	$711,696	$720,152	$725,016	3.8%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$495	$494	$500	$509	$508	2.6%
Net investment income	43	43	41	41	40	-7.0%
Other revenues	3	4	23	4	5	66.7%
Total operating revenues	541	541	564	554	553	2.2%
Operating expenses:
Interest credited	-	-	-	1	1	NM
Benefits	351	326	334	341	326	-7.1%
Commissions incurred	63	62	62	69	66	4.8%
Other expenses incurred	96	99	107	120	105	9.4%
Amounts capitalized	(13)	(13)	(16)	(26)	(13)	0.0%
Amortization	33	14	14	18	31	-6.1%
Total operating expenses	530	488	501	523	516	-2.6%
Income (loss) from operations before taxes	11	53	63	31	37	236.4%
Federal income tax expense (benefit)	4	18	22	11	8	100.0%
Income (loss) from operations	$7	$35	$41	$20	$29	NM

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$1,065	$1,044	$1,054	$1,078	$1,102	3.5%

ROE, Excluding Goodwill and AOCI	2.6%	13.3%	15.6%	7.5%	10.5%

Loss Ratios by Product Line
Life	72.5%	66.1%	55.8%	66.2%	63.2%
Disability	68.9%	65.4%	69.5%	67.8%	61.9%
Dental	73.3%	68.7%	68.0%	67.5%	74.7%
Total non-medical	71.0%	66.1%	63.7%	67.1%	64.3%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Other Operations
Operating revenues:
Insurance premiums	$3	$2	$1	$3	$3	0.0%
Net investment income	63	60	60	61	64	1.6%
Amortization of deferred gain on
business sold through reinsurance	18	4	-	-	-	-100.0%
Other revenues	4	1	4	4	-	-100.0%
Total operating revenues	88	67	65	68	67	-23.9%
Operating expenses:
Interest credited	18	18	15	14	15	-16.7%
Benefits	28	27	36	26	19	-32.1%
Commissions and other expenses	10	8	11	18	8	-20.0%
Interest and debt expenses	64	63	63	63	68	6.3%
Strategic digitization expense	9	14	10	10	15	66.7%
Total operating expenses	129	130	135	131	125	-3.1%
Income (loss) from operations before taxes	(41)	(63)	(70)	(63)	(58)	-41.5%
Federal income tax expense (benefit)	(28)	(26)	(50)	(25)	(16)	42.9%
Income (loss) from operations	$(13)	$(37)	$(20)	$(38)	$(42)	NM

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
DAC, VOBA, and DSI
Balance as of beginning-of-period	$9,377	$9,274	$8,794	$8,779	$8,641	-7.8%
Deferrals	325	342	319	397	353	8.6%
Operating amortization	(244)	(250)	(232)	(284)	(267)	-9.4%
Deferrals, net of operating amortization	81	92	87	113	86	6.2%
Amortization associated with benefit ratio unlocking	(11)	(6)	(7)	(6)	5	145.5%
Adjustment related to realized (gains) losses	(5)	(10)	1	(1)	(5)	0.0%
Adjustment related to unrealized (gains) losses	(168)	(556)	(96)	(244)	811	NM
Balance as of end-of-period	$9,274	$8,794	$8,779	$8,641	$9,538	2.8%

DFEL
Balance as of beginning-of-period	$1,874	$1,796	$1,443	$1,545	$1,445	-22.9%
Deferrals	169	196	187	203	203	20.1%
Operating amortization	(82)	(94)	(98)	(118)	(107)	-30.5%
Deferrals, net of operating amortization	87	102	89	85	96	10.3%
Amortization associated with benefit ratio unlocking	(1)	(1)	(1)	(1)	1	200.0%
Adjustment related to realized (gains) losses	(4)	(4)	(3)	(2)	(4)	0.0%
Adjustment related to unrealized (gains) losses	(160)	(450)	17	(182)	339	NM
Balance as of end-of-period	$1,796	$1,443	$1,545	$1,445	$1,877	4.5%

DAC, VOBA, DSI, and DFEL Balance as
of End-of-Period, After-Tax	$4,861	$4,778	$4,702	$4,677	$6,052	24.5%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Fixed Annuities
Balance as of beginning-of-period	$19,723	$20,027	$20,021	$20,014	$20,305	3.0%
Gross deposits	562	377	384	645	492	-12.5%
Full surrenders and deaths	(343)	(404)	(420)	(396)	(399)	-16.3%
Other contract benefits	(131)	(143)	(148)	(167)	(152)	-16.0%
Net flows	88	(170)	(184)	82	(59)	NM
Contract holder assessments	(6)	(7)	(7)	(8)	(7)	-16.7%
Reinvested interest credited	222	171	184	217	76	-65.8%
Balance as of end-of-period, gross	20,027	20,021	20,014	20,305	20,315	1.4%
Reinsurance ceded	(572)	(562)	(620)	(768)	(858)	-50.0%
Balance as of end-of-period, net	$19,455	$19,459	$19,394	$19,537	$19,457	0.0%

Variable Annuities
Balance as of beginning-of-period	$105,766	$109,475	$111,570	$114,270	$117,479	11.1%
Gross deposits	1,454	1,614	1,532	2,142	2,034	39.9%
Full surrenders and deaths	(1,439)	(1,474)	(1,374)	(1,492)	(1,614)	-12.2%
Other contract benefits	(860)	(857)	(815)	(954)	(967)	-12.4%
Net flows	(845)	(717)	(657)	(304)	(547)	35.3%
Contract holder assessments	(578)	(590)	(599)	(615)	(619)	-7.1%
Change in market value and reinvestment	5,132	3,402	3,956	4,128	(141)	NM
Balance as of end-of-period, gross and net	$109,475	$111,570	$114,270	$117,479	$116,172	6.1%

Total
Balance as of beginning-of-period	$125,489	$129,502	$131,591	$134,284	$137,784	9.8%
Gross deposits	2,016	1,991	1,916	2,787	2,526	25.3%
Full surrenders and deaths	(1,782)	(1,878)	(1,794)	(1,888)	(2,013)	-13.0%
Other contract benefits	(991)	(1,000)	(963)	(1,121)	(1,119)	-12.9%
Net flows	(757)	(887)	(841)	(222)	(606)	19.9%
Contract holder assessments	(584)	(597)	(606)	(623)	(626)	-7.2%
Change in market value and reinvestment	5,354	3,573	4,140	4,345	(65)	NM
Balance as of end-of-period, gross	129,502	131,591	134,284	137,784	136,487	5.4%
Reinsurance ceded	(572)	(562)	(620)	(768)	(858)	-50.0%
Balance as of end-of-period, net	$128,930	$131,029	$133,664	$137,016	$135,629	5.2%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
General Account
Balance as of beginning-of-period	$17,883	$18,192	$18,413	$18,626	$18,724	4.7%
Gross deposits	710	557	415	494	459	-35.4%
Withdrawals	(536)	(427)	(395)	(545)	(520)	3.0%
Net flows	174	130	20	(51)	(61)	NM
Transfers between fixed and variable accounts	1	(40)	59	14	60	NM
Contract holder assessments	(2)	(2)	(2)	(2)	(3)	-50.0%
Reinvestment interest credited	136	133	136	137	136	0.0%
Balance as of end-of-period	$18,192	$18,413	$18,626	$18,724	$18,856	3.6%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$40,551	$42,541	$44,155	$46,203	$48,645	20.0%
Gross deposits	1,542	1,421	1,493	1,932	1,901	23.3%
Withdrawals	(1,575)	(1,130)	(1,071)	(1,441)	(1,377)	12.6%
Net flows	(33)	291	422	491	524	NM
Transfers between fixed and variable accounts	(8)	(23)	(88)	(61)	(119)	NM
Contract holder assessments	(48)	(49)	(50)	(52)	(52)	-8.3%
Change in market value and reinvestment	2,079	1,395	1,764	2,064	(144)	NM
Balance as of end-of-period	$42,541	$44,155	$46,203	$48,645	$48,854	14.8%

Total
Balance as of beginning-of-period	$58,434	$60,733	$62,568	$64,829	$67,369	15.3%
Gross deposits	2,252	1,978	1,908	2,426	2,360	4.8%
Withdrawals	(2,111)	(1,557)	(1,466)	(1,986)	(1,897)	10.1%
Net flows	141	421	442	440	463	228.4%
Transfers between fixed and variable accounts	(7)	(63)	(29)	(47)	(59)	NM
Contract holder assessments	(50)	(51)	(52)	(54)	(55)	-10.0%
Change in market value and reinvestment	2,215	1,528	1,900	2,201	(8)	NM
Balance as of end-of-period	$60,733	$62,568	$64,829	$67,369	$67,710	11.5%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
General Account
Balance as of beginning-of-period	$36,272	$36,295	$36,454	$36,576	$36,791	1.4%
Deposits	1,042	1,115	1,070	1,152	1,040	-0.2%
Withdrawals and deaths	(403)	(316)	(310)	(281)	(318)	21.1%
Net flows	639	799	760	871	722	13.0%
Contract holder assessments	(969)	(995)	(999)	(1,030)	(1,019)	-5.2%
Reinvested interest credited	353	355	361	374	361	2.3%
Balance as of end-of-period, gross	36,295	36,454	36,576	36,791	36,855	1.5%
Reinsurance ceded	(738)	(734)	(726)	(719)	(700)	5.1%
Balance as of end-of-period, net	$35,557	$35,720	$35,850	$36,072	$36,155	1.7%

Separate Account
Balance as of beginning-of-period	$11,058	$11,772	$12,296	$12,916	$13,851	25.3%
Deposits	372	428	392	744	494	32.8%
Withdrawals and deaths	(87)	(126)	(88)	(172)	(140)	-60.9%
Net flows	285	302	304	572	354	24.2%
Contract holder assessments	(152)	(165)	(163)	(174)	(179)	-17.8%
Change in market value and reinvestment	581	387	479	537	(39)	NM
Balance as of end-of-period, gross	11,772	12,296	12,916	13,851	13,987	18.8%
Reinsurance ceded	(824)	(836)	(851)	(875)	(861)	-4.5%
Balance as of end-of-period, net	$10,948	$11,460	$12,065	$12,976	$13,126	19.9%

Total
Balance as of beginning-of-period	$47,330	$48,067	$48,750	$49,492	$50,642	7.0%
Deposits	1,414	1,543	1,462	1,896	1,534	8.5%
Withdrawals and deaths	(490)	(442)	(398)	(453)	(458)	6.5%
Net flows	924	1,101	1,064	1,443	1,076	16.5%
Contract holder assessments	(1,121)	(1,160)	(1,162)	(1,204)	(1,198)	-6.9%
Change in market value and reinvestment	934	742	840	911	322	-65.5%
Balance as of end-of-period, gross	48,067	48,750	49,492	50,642	50,842	5.8%
Reinsurance ceded	(1,562)	(1,570)	(1,577)	(1,594)	(1,561)	0.1%
Balance as of end-of-period, net	$46,505	$47,180	$47,915	$49,048	$49,281	6.0%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 3/31/17		As of 12/31/17		As of 3/31/18
	Amount	%	Amount	%	Amount	%
AFS, Equity and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$79,841	85.8%	$83,190	85.9%	$80,680	86.1%
U.S. government bonds	576	0.6%	567	0.6%	401	0.4%
Foreign government bonds	456	0.5%	451	0.5%	440	0.5%
Mortgage-backed securities	4,008	4.3%	4,065	4.2%	4,037	4.3%
Asset-backed collateralized debt obligations	776	0.8%	808	0.8%	875	0.9%
State and municipal bonds	4,826	5.2%	5,119	5.3%	5,000	5.3%
Hybrid and redeemable preferred securities	619	0.7%	640	0.7%	626	0.7%
AFS Equity securities	276	0.3%	246	0.3%	-	0.0%
Total AFS securities	91,378	98.2%	95,086	98.3%	92,059	98.2%
Trading securities	1,703	1.8%	1,620	1.7%	1,553	1.7%
Equity securities	-	0.0%	-	0.0%	112	0.1%
Total AFS, Equity and trading securities	$93,081	100.0%	$96,706	100.0%	$93,724	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$87,337	99.7%	$88,418	99.7%	$88,659	99.9%
Equity securities	263	0.3%	247	0.3%	112	0.1%
Total AFS and trading securities	$87,600	100.0%	$88,665	100.0%	$88,771	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.4%		95.6%		95.7%
Below investment grade		4.6%		4.4%		4.3%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$41	$42	$41	$41	$47	14.6%
Total excluded realized gain (loss)	(80)	(52)	(97)	(106)	(35)	56.3%
Total realized gain (loss), pre-tax	$(39)	$(10)	$(56)	$(65)	$12	130.8%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(52)	$(34)	$(63)	$(69)	$(28)	46.2%
Benefit ratio unlocking	45	26	30	28	(10)	NM
Net gain (loss), after-tax	$(7)	$(8)	$(33)	$(41)	$(38)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(1)	$(13)	$(13)	$(23)	$(15)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	9	17	(5)	(7)	(25)	NM
GLB non-performance risk component	(9)	(8)	(16)	(9)	5	155.6%
Total variable annuity net derivative results	-	9	(21)	(16)	(20)	NM
Indexed annuity forward-starting option	(6)	(4)	1	(2)	(3)	50.0%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(7)	$(8)	$(33)	$(41)	$(38)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(3)	$(3)	$(5)	$(1)	$(2)	39.2%
Other realized gain (loss) related to certain investments	(6)	(9)	(8)	(14)	(15)	NM
Gain (loss) on the mark-to-market on certain instruments	8	(1)	-	(8)	2	-75.0%
Total realized gain (loss) related
to investments, after-tax	$(1)	$(13)	$(13)	$(23)	$(15)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	Change
Revenues
Total revenues	$3,500	$3,577	$3,511	$3,669	$3,609	3.1%
Less:
Excluded realized gain (loss)	(80)	(52)	(97)	(106)	(35)	56.3%
Amortization of DFEL on benefit ratio unlocking	1	-	1	-	(1)	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	-	-	-	-	-100.0%
Adjusted operating revenues	$3,578	$3,629	$3,607	$3,775	$3,645	1.9%

Net Income
Net income (loss)	$435	$411	$418	$816	$367	-15.6%
Less:
Excluded realized gain (loss)	(52)	(34)	(63)	(69)	(28)	46.2%
Benefit ratio unlocking	45	26	30	28	(10)	NM
Net impact from the Tax Cuts and Jobs Act	-	-	-	1,322	(13)	NM
Impairment of intangibles	-	-	-	(905)	-	NM
Acquisition and integration costs related to mergers and acquisitions, after-tax	-	-	-	-	(4)	NM
Gain (loss) on early extinguishment of debt	-	-	(3)	-	(19)	NM
Adjusted income (loss) from operations	$442	$419	$454	$440	$441	-0.2%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.89	$1.81	$1.87	$3.67	$1.64	-13.2%
Less:
Excluded realized gain (loss)	(0.22)	(0.16)	(0.28)	(0.31)	(0.13)	40.9%
Benefit ratio unlocking	0.19	0.12	0.13	0.13	(0.04)	NM
Net impact from the Tax Cuts and Jobs Act	-	-	-	5.96	(0.06)	NM
Impairment of intangibles	-	-	-	(4.08)	-	NM
Acquisition and integration costs related to mergers and acquisitions, after-tax	-	-	-	-	(0.02)	NM
Gain (loss) on early extinguishment of debt	-	-	(0.01)	-	(0.08)	NM
Adjustment attributable to using different average
diluted shares for adjusted income from operations
as compared to net income	-	-	-	(0.01)	-	NM
Adjusted income (loss) from operations	$1.92	$1.85	$2.03	$1.98	$1.97	2.6%